Mercury Systems Announces Extension of Employment Contract with Chairman and CEO Bill Ballhaus and Reaffirms Prior Guidance ANDOVER, Mass. – September 16, 2026 – Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com), a global leader in aerospace and defense electronics, today announced that it has entered into an agreement to extend the employment contract of Chairman and CEO Bill Ballhaus, extending the initial term of his employment contract for another three years through August 15, 2030. “Since his appointment to lead Mercury three years ago, Bill has led with purpose and driven the Company to achieve strong operational and financial results,” said Barry Nearhos, Mercury’s Lead Independent Director. “Mercury entered fiscal year 2027 with enhanced multi-year visibility and an improving organic growth outlook, supported by solid execution and strong demand signals across the portfolio. The Board has high confidence in Bill’s continued leadership.” “I look forward to continuing the work we have done over the past several years to transform our business and deliver high-performance processing capabilities that ensure mission dominance for the warfighter,” said Ballhaus. “Our focus will remain on executing for our customers, scaling efficiently, and continuing our progression toward our targeted growth, margin, and free cash flow profile.” The Company also reaffirmed its financial guidance, which was previously provided during its earnings conference call on August 18, 2026. Mercury Systems – Innovation that matters® Mercury Systems is a global leader in aerospace and defense electronics, providing breakthrough capabilities in signal and data processing. With a four-decade legacy of innovation that spans silicon to systems and RF front ends to effectors, Mercury accelerates commercial technology adoption to deliver powerful and secure mission-critical processing solutions to the edge. Mercury is headquartered in Andover, Massachusetts, and has multiple locations worldwide. To learn more, visit mrcy.com. (Nasdaq: MRCY) Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, cost increases, our inability to increase production and deliver products on time and with appropriate quality, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of increasingly volatile geopolitical events and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, including tariffs, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages or delays in receiving components, supply chain delays or volatility for critical components, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to meet contractual performance specifications, adherence to required manufacturing standards, capacity underutilization, increases in scrap or inventory write-offs, failure to achieve or maintain manufacturing quality certifications, such as AS9100, failure to achieve or maintain qualified business systems, such as those required by the DFARS, adverse findings in government audits or investigations, the impact of supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings and operational efficiency initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, including the risks from heightened, persistent, and increasingly sophisticated nation-state level cyberattacks and emerging threats associated with agentic AI-enabled cyber tools, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, litigation, including the state law claim related to our settled federal securities class action lawsuit, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 3, 2026 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. INVESTOR CONTACT Tyler Hojo, CFA Vice President, Investor Relations Tyler.Hojo@mrcy.com MEDIA CONTACT Turner Brinton Senior Director, Corporate Communications Turner.Brinton@mrcy.com